UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 21, 2005

                          Science Dynamics Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                     000-10690              22-2011859
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)

                          7150 N. Park Drive, Suite 500
                              Pennsauken, NJ 08109
                              --------------------
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (856) 910-1166

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement.

         On November 21, 2005, Science Dynamics Corporation (the "Company") entered into an Amendment and Waiver agreement with Laurus Master Fund, Ltd. ("Laurus") whereby Laurus waived each Event of Default for the Company's failure to pay principal and interest on its outstanding secured convertible term note through November 1, 2005 and for the Company's failure to timely file a registration statement with the SEC. As consideration for the waiver, the Company agreed to issue Laurus a seven-year warrant to purchase 3,000,000 shares of common stock with an exercise price of $0.075 per share (the "Additional Warrant"). The Company agreed to file a registration statement registering the resale of the shares issuable upon exercise of the Additional Warrant no later than February 16, 2006, subject to the terms of the Registration Rights Agreement dated as of February 11, 2005 between the Company and Laurus. The
Amendment and Waiver agreement is effective when the Company pays Laurus $32,236.25 of overdue interest under the secured convertible term note and issues Laurus the Additional Warrant. The Additional Warrant will be issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

         Laurus and the Company further agreed that the Company will not be required to pay principal due December 1, 2005 provided that such principal payment and all overdue principal payments shall by paid in full on the maturity date of the secured convertible term note.

Item 3.02  Unregistered Sales of Equity Securities.

         See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

Exhibit
Number                                Description
------   -----------------------------------------------------------------------
4.1 Secured Convertible Term Note dated February 11, 2005 issued to Laurus Master Fund, Ltd. (Incorporated by reference to Form 8-K filed with the Securities and Exchange Commission on February 18, 2005)
4.2      Common Stock Purchase Warrant dated November 18, 2005
10.1 Securities Purchase Agreement dated February 11, 2005 by and between Science Dynamics Corporation and Laurus Master Fund, Ltd. (Incorporated by reference to Form 8-K filed with the Securities and Exchange Commission on February 18, 2005)
10.2 Registration Rights Agreement dated February 11, 2005 by and between Science Dynamics Corporation and Laurus Master Fund, Ltd. (Incorporated by reference to Form 8-K filed with the Securities and Exchange Commission on February 18, 2005)
10.3 Amendment and Waiver dated as of November 18, 2005 by and between Science Dynamics Corporation and Laurus Master Fund, Ltd.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Science Dynamics Corporation

Date: November 21, 2005                  /s/ Paul Burgess
                                        ----------------------------------------
                                        Paul Burgess
                                        Chief Executive Officer







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